Segment Information	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Segment Information
5.	SEGMENT INFORMATION
For management purposes, the business of the Group is organized into Ozon.ru, the Group’s primary core
e-commerce
business, which is comprised of sales of multi-category consumer products through our application and website and other initiatives and verticals.
These business units are managed separately, and the results of their operations are reviewed by the chief operating decision maker (CODM) on a regular basis for the purpose of making decisions about resource allocation and performance assessment.
Ozon.ru represents over 99%, 99% and 99% of the Group’s revenue for the years ended December 31, 2022, 2021 and 2020, respectively, therefore, the Group presents Ozon.ru as the only reportable segment, as this reflects the consolidated view of operating segments noted above.
The Group uses Adjusted EBITDA to assess results of operations of its segments. The Adjusted EBITDA is calculated as loss for the year before income tax expense, total non-operating
expense/(income), depreciation and amortization, share-based compensation expense and losses related to the fire incident. The following table presents a reconciliation of the Group’s loss for the year to Adjusted EBITDA for each of the years indicated:

	2022	2021	2020
Loss for the year	(58,187)	(56,779)	(22,264)
Income tax expense	1,025	2	230
Total non-operating expense / (income)	13,013	(2,079)	4,711
Depreciation and amortization	19,770	9,880	4,963
Share-based compensation expense	10,999	7,820	644
Losses related to the fire incident	10,165	—	—

Adjusted EBITDA	(3,215)	(41,156)	(11,716)